UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): June 25, 2007

EQUIFAX INC.
(Exact name of registrant as specified in Charter)

Georgia	001-06605	58-0401110
(State or other jurisdiction	(Commission File	(IRS Employer
of incorporation)	Number)	Identification No.)

1550 Peachtree Street, N.W.
Atlanta, Georgia	30309
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (404) 885-8000

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐               Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐               Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐               Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐               Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01       Other Events

On June 28, 2007, Equifax Inc. (the “Company”) issued and sold $300 million principal amount of 6.30% Senior Notes due 2017 (the “2017 Notes”) and $250 million principal amount of 7.00% Senior Notes due 2037 (the “2037 Notes,” and together with the 2017 Notes, the “Notes”) in a public offering.  The 2017 Notes and the 2037 Notes were sold pursuant to underwriting agreements dated June 25, 2007 and June 26, 2007, respectively, each with Banc of America Securities LLC and Wachovia Capital Markets, LLC, as the representatives of the underwriters named therein.  The underwriting agreements for the 2017 Notes and the 2037 Notes are attached hereto as Exhibits 1.1 and 1.2, respectively.  The Notes were registered under the Securities Act of 1933, as amended, pursuant to a shelf registration on Form S-3 (No. 333-144009).  The Company received an aggregate of approximately $543.7 million in proceeds, net of the underwriting discount but before other offering expenses, from the sale of the Notes.

The terms of the Notes are governed by an indenture dated as of June 29, 1998, between the Company and The Bank of New York Trust Company, N.A. (as successor trustee to Bank One Trust Company, National Association, which was successor in interest to The First National Bank of Chicago), as trustee, as amended and supplemented pursuant to a first supplemental indenture with regard to the 2017 Notes and a second supplemental indenture with regard to the 2037 Notes, each dated June 28, 2007, between the Company and The Bank of New York Trust Company, N.A., as trustee.  The first supplemental indenture, which includes the form of the 2017 Notes, and the second supplemental indenture, which includes the form of the 2037 Notes, are attached hereto as Exhibits 4.1 and 4.2, respectively.  The terms of the 2017 Notes and the terms of the 2037 Notes are described in the prospectus supplements of the Company dated June 25, 2007 and June 26, 2007, respectively, each as filed with the Securities and Exchange Commission on June 27, 2007.

Copies of the press releases dated June 25, 2007 and June 26, 2007 announcing the public offering of the 2017 Notes and the 2037 Notes are attached hereto as Exhibits 99.1 and 99.2, respectively.

Item 9.01       Financial Statements and Exhibits

(d)           Exhibits.

Exhibit No.	Description

1.1

Underwriting Agreement dated June 25, 2007 between the Company and Banc of America Securities LLC and Wachovia Capital Markets, LLC, as representatives of the several underwriters named in Schedule A thereto, regarding the 2017 Notes

1.2

Underwriting Agreement dated June 26, 2007 between the Company and Banc of America Securities LLC and Wachovia Capital Markets, LLC, as representatives of the several underwriters named in Schedule A thereto, regarding the 2037 Notes

4.1	First Supplemental Indenture dated as of June 28, 2007 between the Company and The Bank of New York Trust Company, N.A., as trustee, with regard to the 2017 Notes

4.2	Global Note representing 2017 Notes

4.3	Second Supplemental Indenture dated as of June 28, 2007 between the Company and The Bank of New York Trust Company, N.A., as trustee, with regard to the 2037 Notes

4.4	Global Note representing 2037 Notes

5	Opinion of Alston & Bird LLP

23	Consent of Alston & Bird LLP (included in Exhibit 5)

99.1	Company press release dated June 25, 2007 announcing the public offering of the 2017 Notes

99.2	Company press release dated June 26, 2007 announcing the public offering of the 2037 Notes

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EQUIFAX INC.

	By:	/s/ Lee Adrean
	Name:	Lee Adrean
	Title:	Corporate Vice President and Chief Financial Officer
Date: June 28, 2007

Exhibit Index

The following exhibits are being filed with this report:

Exhibit No.	Description

1.1

Underwriting Agreement dated June 25, 2007 between the Company and Banc of America Securities LLC and Wachovia Capital Markets, LLC, as representatives of the several underwriters named in Schedule A thereto, regarding the 2017 Notes

1.2

Underwriting Agreement dated June 26, 2007 between the Company and Banc of America Securities LLC and Wachovia Capital Markets, LLC, as representatives of the several underwriters named in Schedule A thereto, regarding the 2037 Notes

4.1	First Supplemental Indenture dated as of June 28, 2007 between the Company and The Bank of New York Trust Company, N.A., as trustee, with regard to the 2017 Notes

4.2	Global Note representing 2017 Notes

4.3	Second Supplemental Indenture dated as of June 28, 2007 between the Company and The Bank of New York Trust Company, N.A., as trustee, with regard to the 2037 Notes

4.4	Global Note representing 2037 Notes

5	Opinion of Alston & Bird LLP

23	Consent of Alston & Bird LLP (included in Exhibit 5)

99.1	Company press release dated June 25, 2007 announcing the public offering of the 2017 Notes

99.2	Company press release dated June 26, 2007 announcing the public offering of the 2037 Notes